UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

DATE OF REPORT (Date of Earliest Event Reported): August 21 2006

Granite Broadcasting Corporation

(Exact name of registrant as specified in its charter)

Commission File No. 0-19728

Delaware	13-3458782
(State or other Jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

767 Third Avenue, 34th Floor

New York, New York 10017

(212) 826-2530

(Address, including Zip Code, and Telephone Number,
including Area Code of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 31, 2006, Granite Broadcasting Corporation (the “Company”) entered into Amendment No. 2 and Limited Waiver (“Amendment No. 2”) to its Credit and Guaranty Agreement, dated as of July 5, 2006 (the “Credit Agreement”), among the Company, the subsidiaries of Company listed on the signature pages thereto, as guarantors, the lenders party thereto, and Silver Point Finance, LLC, as administrative agent, as amended by Amendment No. 1, dated as of August 15, 2006 (“Amendment No. 1”).  Amendment No. 2, among other things, extends from August 31, 2006 to September 15, 2006 (i) the date by which the Company and its subsidiaries are obligated to execute an agreement on the terms of a comprehensive restructuring plan in form and substance acceptable to the lenders holding more than 50% of the aggregate loan exposure under the Credit Agreement; and (ii) the date by which the failure of Malara Broadcast Group, Inc. and certain of its subsidiaries (“Malara”) to refinance Malara’s existing credit facility with a new credit facility from the lenders under the Credit Agreement would constitute an event of default under the Credit Agreement.

The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2, Amendment No. 1 and the Credit Agreement which are filed as, respectively, Exhibit 4 to this report, Exhibit 4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 17, 2006, and Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Commission on July 6, 2006.

Item 8.01. Other Events.

On August 21, 2006, Harbinger Capital Partners Master Fund I, Ltd. (“Harbinger”) and GoldenTree Master Fund High Yield II, Ltd. (“GoldenTree”) filed a shareholder derivative lawsuit in the Court of Chancery of the State of Delaware in and for New Castle County naming the Company as a nominal defendant and naming all of the Company’s current directors, as defendants, other than the two directors appointed by Harbinger and certain others in their capacity as holders of a majority of the outstanding shares of the Company’s 12 3/4% Cumulative Exchangeable Preferred Stock.  Also named as defendants in the lawsuit are the Company’s Chief Financial Officer and the Company’s Chief Operating Officer.  The lawsuit alleges breach of fiduciary duty in connection with financing and restructuring proposals made in June 2006 by Harbinger and GoldenTree, and financing transactions entered into in July 2006 by the Company with affiliates of Silver Point Finance LLC.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description of Exhibit
4

Amendment No. 2 and Limited Waiver under Credit and Guaranty Agreement, dated as of August 31, 2006, by and among Granite Broadcasting Corporation, the Subsidiaries of Granite Broadcasting Corporation listed on the signature pages thereto, as Guarantors, the Lenders party on the signature pages thereto, and Silver Point Finance, LLC, as Administrative Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE BROADCASTING CORPORATION

Dated: August 31, 2006	By:	/s/ Lawrence I. Wills
Name: Lawrence I. Wills
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4

Amendment No. 2 and Limited Waiver under Credit and Guaranty Agreement, dated as of August 31, 2006, by and among Granite Broadcasting Corporation, the Subsidiaries of Granite Broadcasting Corporation listed on the signature pages thereto, as Guarantors, the Lenders party on the signature pages thereto, and Silver Point Finance, LLC, as Administrative Agent